UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2017

DORIAN LPG LTD.
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-36437	66-0818228
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): 203-674-9900

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note

The information contained in this Current Report on Form 8-K is hereby incorporated by reference into (i) the registration statement on Form S-3 (File No. 333-200714) of Dorian LPG Ltd. (the "Company"), filed with the U.S. Securities and Exchange Commission (the "Commission") on June 29, 2015 and (ii) the registration statement on Form S-3 (File No. 333-208375) of the Company, filed with the Commission on December 7, 2015.
Item 8.01 Other Events
On August 25, 2017, the Company entered into an equity distribution agreement (the "Agreement") with Evercore Group L.L.C (the "Manager") to create an at-the-market equity program under which it may sell up to $40 million worth of its shares of common stock (the "Shares") from time to time through the Manager, as sales agent. Under the Agreement, the Manager will be entitled to a commissions at (i) 2.5% of the gross sales price of the Shares sold up to aggregate gross sales of $20 million and (ii) 2.0% of the aggregate gross sales price of the Shares sold in excess of aggregate gross sales of $20 million.
Sales of the Shares, if any, under the Agreement may be made in transactions that are deemed to be "at-the-market" offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made by means of ordinary brokers' transactions, including on the New York Stock Exchange, at market prices or as otherwise agreed with the Manager. The Company has no obligation to sell any of the Shares, and may at any time suspend offers under the Agreement or terminate the Agreement.
The Shares will be issued pursuant to the Company's previously filed Registration Statement on Form S-3 (File No. 333-208375) that was declared effective on December 17, 2015.
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
The Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement filed herewith as an exhibit to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated August 25, 2017, by and between Dorian LPG Ltd. and Evercore Group L.L.C.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 28, 2017	DORIAN LPG LTD. (registrant)

	By:	/s/ Theodore B. Young
Theodore B. Young
Chief Financial Officer